UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 9, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2012, Sun Communities, Inc. (the “Company”), as general partner, entered into the Two Hundred Eighty Third Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership (the “Operating Partnership”), the primary operating subsidiary of the Company. Such amendment was entered into in connection with the Company's issuance of the Series A Preferred Shares (as defined below), and created a new class of operating partnership units representing ownership interests in the Operating Partnership, called 7.125% Series A Cumulative Redeemable Preferred Units (“New OP Units”), which contain rights, preferences and other terms substantially similar to the rights, preferences and other terms of the Series A Preferred Shares. The Operating Partnership issued New OP Units to the Company in consideration of the Company's contributing to the Operating Partnership the net proceeds of the underwritten public offering of the Series A Preferred Shares described below. The Two Hundred Eighty Third Amendment to the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership is attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On November 14, 2012, the Company issued 3,400,000 shares of its 7.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Shares”), pursuant to its previously announced underwritten public offering of the Series A Preferred Shares. The following is a summary description of the powers, preferences and rights of the Series A Preferred Shares and the general effect of the issuance of such shares on holders of shares of the Company’s common stock. The description is a summary and, as such, does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the terms and conditions of the Series A Preferred Shares in the related articles supplementary designating the powers, preferences and rights of the Series A Preferred Shares (the “Articles Supplementary”) and in the Company’s charter, as amended.

The Series A Preferred Shares will rank, with respect to distribution rights and rights upon the Company’s voluntary or involuntary liquidation, dissolution or winding up:

•	junior to all of the Company’s existing and future debt obligations, including convertible or exchangeable debt securities;

•
senior to the Company’s common stock, to the Company’s Junior Participating Preferred Stock, $0.01 par value per share, and to any other equity securities that the Company may later authorize or issue in the future that by their terms rank junior to the Series A Preferred Shares;

•
on a parity with any other class or series of the Company’s preferred stock or other equity securities that the Company may later authorize or issue in the future and that by their terms are on a parity with the Series A Preferred Shares; and

•
junior to any equity securities that the Company may later authorize or issue and that by their terms rank senior to the Series A Preferred Shares (which the Company may only authorize with the affirmative vote of the holders of at least two-thirds of the Series A Preferred Shares).

Holders of Series A Preferred Shares will be entitled to receive cumulative cash distributions at a rate of 7.125% per annum of the $25.00 liquidation preference per share (equivalent to $1.78125 per annum per share). Beginning on January 15, 2013, distributions on the Series A Preferred Shares will be payable quarterly in arrears on the 15th day of January, April, July, and October of each year or, if not a business day, the next business day. Distributions on the Series A Preferred Shares will be cumulative from the date of original issuance, or November 14, 2012. The Series A Preferred Shares rank senior to shares of the Company’s common stock with respect to the payment of dividends.
Upon the Company's voluntary or involuntary liquidation, dissolution or winding up, holders of the Series A Preferred Shares will have the right to receive $25.00 per share, plus accrued and unpaid distributions to the date of payment, before any payments are made to the holders of shares of the Company’s common stock or to the holders of any other equity securities of the Company ranking junior to the Series A Preferred Shares as to liquidation rights. The rights of the holders of the Series A Preferred Shares to receive their liquidation preference will be subject to the proportionate rights of the holders of all other series or class of shares ranked on a parity with the Series A Preferred Shares that the Company may issue in the future.

Holders of Series A Preferred Shares generally have no voting rights. However, if the Company does not pay distributions on the Series A Preferred Shares for six or more quarterly periods (whether or not consecutive), the holders of the Series A Preferred Shares, voting together as a single class with the holders of any other class or series of the Company’s preferred stock which have similar voting rights and rank on a parity with the Series A Preferred Shares, will be entitled to vote for the election of two additional directors to serve on the Company’s board of directors until the Company pays all distributions which it owes on the Series A Preferred Shares and any other class or series of preferred stock ranking on a parity with Series A Preferred Shares. In addition, so long as any Series A Preferred Shares remain outstanding, the affirmative vote or consent of the holders of at least two-thirds of the Series A Preferred Shares is required for the Company to (i) amend its charter or bylaws in a manner that materially and adversely affects any power, right, privilege or preference of the Series A Preferred Shares, (ii) complete a merger, sale of all or substantially all of the Company’s assets outside the ordinary course of business, recapitalization, business combination or certain other similar transactions unless the Series A Preferred Shares remain outstanding without a material and adverse change to their terms and rights, or are converted into or exchanged for preferred shares of the surviving entity having terms and rights identical to those of the Series A Preferred Shares, except for immaterial and non-adverse changes, or (iii) authorize, reclassify or create, or increase the authorized or issued amount of, any class or series of equity securities ranking senior to the Series A Preferred Shares or any security convertible into or evidencing the right to purchase such securities.
The Series A Preferred Shares do not have any maturity date, and the Company is not required to redeem the Series A Preferred Shares.
The Company may not redeem the Series A Preferred Shares until November 14, 2017, except pursuant to the special optional redemption right described below and in certain limited circumstances relating to the Company’s continuing qualification as a real estate investment trust. On and after November 14, 2017, the Company has an optional redemption right under which it may, at its option, redeem the Series A Preferred Shares, in whole or in part, at any time for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid distributions thereon to, but not including, the redemption date, without interest.
In connection with a “Change of Control” (as defined below), the Company has a special optional redemption right under which it may, at its option, redeem the Series A Preferred Shares, in whole or in part, no later than 120 days after the first date on which such Change of Control occurs, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid distributions thereon to, but not including, the redemption date.
Upon the occurrence of a Change of Control, each holder of Series A Preferred Shares will have the right, unless prior to the Change of Control Conversion Date (as defined below), the Company has timely provided notice of exercise of its redemption rights with respect to the Series A Preferred Shares (whether pursuant to its optional redemption right or special optional redemption right), to convert some or all of the Series A Preferred Shares held by such holder on the Change of Control Conversion Date (the “Change of Control Conversion Right”) into a number of shares of the Company’s common stock, per Series A Preferred Share to be converted, equal to the lesser of:

•
the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per Series A Preferred Share to be converted plus the amount of any accumulated and unpaid distributions thereon to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Share distribution payment and prior to the corresponding Series A Preferred Share distribution payment date, in which case no additional amount for such accumulated and unpaid distribution will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	1.1925, subject to certain adjustments,

subject, in each case, to an aggregate cap on the total number of shares of the Company's common stock issuable upon exercise of the Change of Control Conversion Right and to provisions for the receipt of alternative consideration as described in the Articles Supplementary.
If the Company has timely provided a redemption notice (whether pursuant to its optional redemption right or its special optional redemption right) in connection with a Change of Control, holders of Series A Preferred Shares will not have any right to convert the Series A Preferred Shares in connection with the Change of Control Conversion Right, and any Series A Preferred Shares subsequently selected for redemption that have been tendered for conversion will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date.

A “Change of Control” means that the following events have occurred and are continuing:

•
the acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of the Company’s shares entitling that person to exercise more than 50% of the total voting power of all of the Company’s shares of capital stock entitled to vote generally in the election of the Company’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the passage of time or occurrence of a subsequent condition); and

•
following the closing of any transaction referred to in the above bullet point, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (“NYSE”), the NYSE MKT or the NASDAQ Stock Market LLC (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The “Change of Control Conversion Date” will be the date the Series A Preferred Shares are to be converted, which will be a business day selected by the Company that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the notice of occurrence of a Change of Control described above to the holders of Series A Preferred Shares.

The “Common Stock Price” will be: (1) the amount of cash consideration per share of the Company’s common stock, if the consideration to be received in the Change of Control by the holders of shares of the Company’s common stock is solely cash; and (2) the average of the closing prices per share of the Company’s common stock on the NYSE, the NYSE MKT or NASDAQ (or any successor thereto) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by the holders of shares of the Company’s common stock is other than solely cash.
The foregoing is a summary of material terms of the Series A Preferred Shares and does not purport to be complete. This summary is subject to, and is qualified in its entirety by, reference to all of the terms and conditions of the Series A Preferred Shares in the related Articles Supplementary and in the Company’s charter, as amended. The Articles Supplementary are attached as Exhibit 3.1 hereto, and are incorporated herein by reference. A form of certificate evidencing the Series A Preferred Shares is attached as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Designation of 7.125% Series A Cumulative Redeemable Preferred Stock

On November 9, 2012, the Company filed the Articles Supplementary with the Maryland Department of Assessments and Taxation. A summary description of the powers, preferences and rights of the Series A Preferred Shares is disclosed in Item 3.03 of this Current Report and is incorporated herein by reference. The Articles

Supplementary are attached as Exhibit 3.1 hereto, and are incorporated herein by reference. A form of certificate evidencing the Series A Preferred Shares is attached as Exhibit 4.1 hereto, and is incorporated herein by reference.

Reclassification of 9.125% Series A Cumulative Redeemable Perpetual Preferred Stock
In addition, on November 9, 2012, the Company filed articles supplementary with the Maryland Department of Assessments and Taxation, canceling the 2,000,000 shares of the Company’s preferred stock that it previously designated “9.125% Series A Cumulative Redeemable Perpetual Preferred Stock” (the “Prior Series A Preferred Stock”) and reclassifying the Prior Series A Preferred Stock as authorized but unissued shares of the Company’s preferred stock. No shares of the Prior Series A Preferred Stock were issued or outstanding prior to such cancellation and reclassification. The articles supplementary reclassifying the Prior Series A Preferred Stock are attached as Exhibit 3.2 hereto, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description	Method of Filing
3.1	Articles Supplementary designating 7.125% Series A Cumulative Redeemable Preferred Stock dated November 9, 2012	(1)
3.2	Articles Supplementary canceling and reclassifying 9.125% Series A Cumulative Redeemable Perpetual Preferred Stock dated November 9, 2012	(2)
4.1	Form of certificate evidencing 7.125% Series A Cumulative Redeemable Preferred Stock	(1)
10.1	Two Hundred Eighty Third Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership dated November 14, 2012	(2)
_____________________

(1)	Incorporated by reference to Sun Communities, Inc.’s Registration Statement on Form 8-A filed November 9, 2012

(2)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: November 15, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
3.1	Articles Supplementary designating 7.125% Series A Cumulative Redeemable Preferred Stock dated November 9, 2012	(1)
3.2	Articles Supplementary canceling and reclassifying 9.125% Series A Cumulative Redeemable Perpetual Preferred Stock dated November 9, 2012	(2)
4.1	Form of certificate evidencing 7.125% Series A Cumulative Redeemable Preferred Stock	(1)
10.1	Two Hundred Eighty Third Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership dated November 14, 2012	(2)
_____________________

(1)	Incorporated by reference to Sun Communities, Inc.’s Registration Statement on Form 8-A filed November 9, 2012

(2)	Filed herewith